SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 12, 2002

GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 9. REGULATION FD DISCLOSURE

On August 12, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Goodrich Corporation (the “Company”). Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.

On August 12, 2002, the Company submitted to the SEC its Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the “Report”). The Report was accompanied by the written statement of the principal executive officer and the principal financial officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of this statement is furnished as Exhibit 99.3 to this report.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: August 12, 2002	By:	/s/ Kenneth L. Wagner

Kenneth L. Wagner
Senior Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.3	Statement of Principal Executive Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.